UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2025

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVGI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.
As previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 30, 2024 (the “2024 From 10-K”), effective January 1, 2025, we realigned certain of our reportable segments to conform with changes to our organizational structure and how our Chief Executive Officer monitors the performance of, and allocates resources to, these segments. The reorganization was designed to enhance alignment with customers and end markets, and CVG’s vertical business units were reorganized into the following three operating divisions and reporting segments: Global Electrical Systems, Global Seating, Trim Systems and Components. As part of this realignment, the Company’s Aftermarket & Accessories business unit was absorbed in these three segments. CVG's seating and electrical portfolio transitioned to Global Seating and Global Electrical Systems, respectively. CVG's wiper systems became part of the newly formed Trim Systems and Components business unit in addition to the trim and components businesses from the prior Vehicle Solutions segment.
CVG is filing this Current Report on Form 8-K to recast historical segment reporting to reflect our current organizational structure.
Attached in Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01 are recast segment discussions within Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and Notes 1, 2, 14, and 16 to CVG’s consolidated financial statements, in each case as included in the 2024 Form 10-K, as filed with the Securities and Exchange Commission (SEC) on March 17, 2025.
The changes in the reportable segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the results for the prior segments were previously reported. This Current Report on Form 8-K does not revise nor restate CVG’s previously reported consolidated financial statements for any period, and all other information in the 2024 Form 10-K remains unchanged, including Notes 3 though 13, 15, and 17 to CVG’s consolidated financial statements, and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2024 Form 10-K with the SEC. Beginning with the first quarter of 2025, CVG’s financial statements reflected the realignment of its reportable segments with prior periods adjusted accordingly.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Part II, "Item 8. Financial Statements and Supplementary Data," including Consolidated Financial Statements (as Previously Reported) and Accompanying Revised Footnotes; and the Report of Independent Registered Public Accounting Firm

101
The following materials from CVGI’s Current Report on Form 8-K dated August 7, 2025, formatted in Inline XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income, (iii) the Consolidated Statement of Cash Flows, (iv) the Consolidated Balance Sheet, (v) the Consolidated Statement of Equity, and (vi) Notes to the Consolidated Financial Statements

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

August 7, 2025	By:	/s/ Andy Cheung
	Name:	Chung Kin Cheung ("Andy Cheung")
	Title:	Chief Financial Officer
(Principal Financial Officer)